As filed with the Securities and Exchange Commission on January 20, 2006.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2006 (January 17, 2006)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Agreement

Item 9.01	Financial Statements and Exhibits.

Signature

Item 1.01.              Entry into a Material Agreement.

On January 17, 2006, the Board of Directors of Medarex, Inc. approved  amendments to the 2005 Equity Incentive Plan and Medarex’s First and Second 2004 Restricted Stock Unit Award and Deferred Compensation Programs (collectively, the “Plans”) to comply with recent changes to Section 409A of the Internal Revenue Code of 1986, as amended.  Copies of the amended Plans are attached as exhibits to this Current Report on Form 8-K.

Item 9.01                         Financial Statements and Exhibits.

(c)           Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number

99.1	Medarex, Inc. 2005 Equity Incentive Plan, as amended.

99.2	Medarex, Inc. First 2004 Restricted Stock Unit Award and Deferred Compensation Program, as amended.

99.3	Medarex, Inc. Second 2004 Restricted Stock Unit Award and Deferred Compensation Program, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: January 20, 2006	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Medarex, Inc. 2005 Equity Incentive Plan, as amended.

99.2	Medarex, Inc. First 2004 Restricted Stock Unit Award and Deferred Compensation Program, as amended.

99.3	Medarex, Inc. Second 2004 Restricted Stock Unit Award and Deferred Compensation Program, as amended.